UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2021

DMY TECHNOLOGY GROUP, INC. II

(Exact name of registrant as specified in its charter)

Delaware	001-39444	84-1502857
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	DMYD.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	DMYD	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DMYD WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 16, 2021, dMY held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, a total of 26,741,165 (approximately 77%) of dMY’s issued and outstanding shares of common stock held of record as of March 12, 2021, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. dMY’s stockholders voted on the following proposal at the Special Meeting, which was approved and described in more detail in dMY’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 26, 2021 (the “Proxy Statement”). The final vote tabulation for the proposal is set forth below.

The Business Combination Proposal. To approve and adopt the Business Combination Agreement, pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, dMY will consummate the Business Combination. The Business Combination Proposal was approved. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,454,573	5,390	11,202	0

Item 8.01	Other Events.

In connection with the Business Combination, holders of 1,296 shares of dMY’s Class A common stock exercised their right to redeem their shares for cash at a redemption price of approximately $10.00 per share, for an aggregate redemption amount of $12,966.05.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

dMY TECHNOLOGY GROUP, INC. II

	By:	/s/ Niccolo de Masi
Dated: April 16, 2021		Name: Niccolo de Masi
Title: Chief Executive Officer